UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   March 1, 2012

INSIGNIA SYSTEMS, INC.

(Exact name of registrant as specified in its chapter)

Minnesota	1-13471	41-1656308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8799 Brooklyn Blvd., Minneapolis, Minnesota		55445
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (763) 392-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On March 5, 2012, Insignia Systems, Inc. (“the Company”) issued a press release announcing its financial results for the year and fourth quarter ended December 31, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Report as if fully set forth herein.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto and incorporated herein, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference, or deemed incorporated by reference, in any registration statement pursuant to the Securities Act of 1933, as amended, except as expressly set forth by specific reference in any such filing.

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)          Change in position of Senior Vice President of Marketing Services

Due to personal reasons, effective March 1, 2012, Scott Simcox began transitioning from being the Company’s Senior Vice President of Marketing Services to Vice President of Marketing Strategy. Base annual compensation associated with this transition is effective March 31, 2012 and is more fully described below.

(c)           Appointment of Chief Operating Officer

Effective March 1, 2012 the Company’s Board of Directors appointed Glen Dall, 50, to serve as Executive Vice President and Chief Operating Officer. Prior to his appointment as Executive Vice President and Chief Operating Officer, Mr. Dall had served as the Company’s Vice President of Corporate Development since September 2009. Prior to joining the Company, Mr. Dall served in various roles at Valassis Communications, Inc. for 19 years, most recently as a Director of CPG Sales from October 2007 to September 2009.

(e)           Compensatory Arrangements with Various Officers

On March 1, 2012, the compensation of the officers of the Company listed below was approved by the Board of Directors as follows:

•	Scott Drill, President and Chief Executive Officer, accepted a 50% reduction in base salary, from $316,200 to $158,100, effective March 31, 2012.
•	In connection with the change in role as disclosed above, Mr. Simcox accepted a 50% reduction in base salary, from $204,000 to $102,000, effective March 31, 2012.
•	Mr. Dall’s annual salary effective March 1, 2012 is $257,000.

The adjustments to base compensation discussed above do not affect or amend any other compensatory arrangements that these officers may have with the Company.

Item 8.01.   Other Events.

Effective March 1, 2012, the Company enacted a plan to restructure its operations. As part of this restructuring plan, approximately 29% of the Company’s workforce was reduced, which will result in a restructuring charge of approximately $450,000 to be taken in the first quarter of 2012. The Company is hopeful that this restructuring will allow the Company to return to profitability at lower revenue levels.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto and incorporated herein, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference, or deemed incorporated by reference, in any registration statement pursuant to the Securities Act of 1933, as amended, except as expressly set forth by specific reference in any such filing.

Item 9.01.   Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit Number	Description

99.1	Press release issued March 5, 2012 and entitled, “Insignia Systems, Inc. Announces 2011 Results and Restructuring Plan.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insignia Systems, Inc.
(Registrant)

Date: March 5, 2012	By:	/s/ John C. Gonsior
John C. Gonsior, Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued March 5, 2012 and entitled, “Insignia Systems, Inc. Announces 2011 Results and Restructuring Plan.”